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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):          May 30, 2002
                                                 -------------------------------



                            Predictive Systems, Inc.
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             (Exact name of registrant as specified in its charter)


                Delaware                                 000-30422                             13-3808483
     (State or other jurisdiction of              (Commission File Number)                  (I.R.S. Employer
             incorporation)                                                               Identification No.)


        19 West 44th Street, New York, NY                            10036
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     (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code: 212-659-3400


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 4.           Change in Registrant's Certifying Accountant.

         (a)      Previous independent accountants.

                  (i) Arthur Andersen LLP is currently the principal accountants for Predictive Systems, Inc. (the "Registrant"). On May 30, 2002, we dismissed Arthur Andersen LLP's as our principal accountants. On May 30, 2002, Deloitte & Touche LLP was retained, to serve as the Registrant's principal accountants effective for the fiscal year commencing January 1, 2002. The audit committee of our board of directors participated in and approved the decision to change independent accountants.

                  (ii) The reports of Arthur Andersen LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

                  (iii) In connection with its audits for the two most recent fiscal years and through May 30, 2002, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference thereto in their report on financial statements for such years.

                  (iv) During the two most recent fiscal years and through May 30, 2002, there have been no reportable events as defined in Regulation S-K,
Item 304(a)(1)(v).

                  (v) We have requested that Arthur Andersen LLP furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated June 3, 2002 is filed as appendix 16.1 to this Form 8-K.

         (b)      New independent accountants.

                  (i) Effective May 30, 2002, we retained Deloitte & Touche to perform the audit of our financial statements for the fiscal year ending December 31, 2002. During the two most recent fiscal years and through May 30, 2002, we have not consulted with Deloitte & Touche, regarding (i) either: the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and either a written report was provided to us or oral advice was provided that Deloitte & Touche concluded was an important factor that we considered in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or reportable event with Arthur Andersen LLP as described in Regulation S-K, item 304(a)(2). During the two most recent fiscal years and through May 30, 2002, Deloitte & Touche has provided certain transaction support services, which primarily consisted of due diligence services.


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Item 7.           Financial Statements and Exhibits.

                  (c) Exhibits.


      Exhibit
       Number         Description
       ------         -----------

        16.1 Letter dated as of June 3, 2002 from Arthur Andersen LLP to the Securities and Exchange Commission regarding change in certifying accountant.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                PREDICTIVE SYSTEMS, INC.


Dated: June 4, 2002

                                                By:  /s/ Andrew Zimmerman
                                                     Name: Andrew Zimmerman
                                                     Title: CEO



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                                  EXHIBIT INDEX


      Exhibit
       Number         Description
       ------         -----------

        16.1 Letter dated as of June 3, 2002 from Arthur Andersen LLP to the Securities and Exchange Commission regarding change in certifying accountant.